Exhibit h (46) under Form N-1A

Exhibit 10 under Item 601/Reg.S-K

Schedule A

to Transfer Agent and Service Agreement

dated July 1, 2004

(revised as of 9/1/13)

Contract Effective Date:	Fund Name:	Series Name (if applicable)

7/1/04	Capital Preservation Fund
Cash Trust Series II:
7/1/04		Federated Treasury Cash Series II
Cash Trust Series, Inc.:
7/1/04		Federated Government Cash Series
7/1/04		Federated Municipal Cash Series
7/1/04		Federated Prime Cash Series
7/1/04		Federated Treasury Cash Series
7/1/04	Federated Adjustable Rate Securities Fund
Federated Core Trust:
8/16/10		Federated Bank Loan Core Fund
9/1/05		Federated Inflation-Protected Securities Core Fund
7/1/04		Federated Mortgage Core Portfolio
7/1/04		High Yield Bond Portfolio
Federated Core Trust II, L.P.:
7/1/04		Emerging Markets Fixed Income Core Fund
Federated Core Trust III:
3/1/08		Federated Project and Trade Finance Core Fund
Federated Equity Funds:
7/1/04		Federated Absolute Return Fund
12/1/08		Federated Clover Small Value Fund
12/1/08		Federated Clover Value Fund
9/1/10		Federated Global Equity Fund
3/1/08		Federated International Strategic Value Dividend Fund
7/1/04		Federated Kaufmann Fund
9/17/07		Federated Kaufmann Large Cap Fund
7/1/04		Federated Kaufmann Small Cap Fund
7/1/04		Federated MDT Mid-Cap Growth Strategies Fund
9/1/13		Federated Managed Risk Fund
9/1/08		Federated Prudent Bear Fund
12/1/04		Federated Strategic Value Dividend Fund
7/1/04	Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
7/1/04		Federated Municipal Ultrashort Fund
7/1/04		Federated Strategic Income Fund
7/1/04	Federated GNMA Trust
6/1/08	Federated Global Allocation Fund
7/1/04	Federated Government Income Securities, Inc.
7/1/04	Federated High Income Bond Fund, Inc.
7/1/04	Federated High Yield Trust

Federated Income Securities Trust:
7/1/04		Federated Capital Income Fund
9/1/10		Federated Floating Rate Strategic Income Fund
7/1/04		Federated Fund for U.S. Government Securities
7/1/04		Federated Intermediate Corporate Bond Fund
7/1/04		Federated Muni and Stock Advantage Fund
9/1/08		Federated Prudent DollarBear Fund
12/1/05		Federated Real Return Bond Fund
7/1/04		Federated Short-Term Income Fund
9/1/10		Federated Unconstrained Bond Fund
7/1/04	Federated Income Trust
Federated Index Trust:
7/1/04		Federated Max-Cap Index Fund
7/1/04		Federated Mid-Cap Index Fund
Federated Institutional Trust:
7/1/04		Federated Government Ultrashort Duration Fund
7/1/04		Federated Institutional High Yield Bond Fund
6/1/05		Federated Intermediate Government/Corporate Fund
Federated Insurance Series:
7/1/04		Federated Managed Tail Risk Fund II
7/1/04		Federated Managed Volatility Fund II
7/1/04		Federated Fund for U.S. Government Securities II
7/1/04		Federated High Income Bond Fund II
7/1/04		Federated Kaufmann Fund II
7/1/04		Federated Prime Money Fund II
7/1/04		Federated Quality Bond Fund II
7/1/04	Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.:
7/1/04		Federated International Bond Fund
Federated Investment Series Funds, Inc.
7/1/04		Federated Bond Fund
Federated Managed Pool Series:
12/1/05		Federated Corporate Bond Strategy Portfolio
12/1/05		Federated High-Yield Strategy Portfolio
12/1/05		Federated International Bond Strategy Portfolio
12/1/05		Federated Mortgage Strategy Portfolio
Federated MDT Series:
7/31/06		Federated MDT All Cap Core Fund
7/31/06		Federated MDT Balanced Fund
7/31/06		Federated MDT Large Cap Growth Fund
7/31/06		Federated MDT Small Cap Core Fund
7/31/06		Federated MDT Small Cap Growth Fund
7/1/04	Federated MDT Stock Trust
7/1/04	Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust:
7/1/04		Federated Michigan Intermediate Municipal Trust
6/1/06		Federated Municipal High Yield Advantage Fund
7/1/04		Federated New York Municipal Income Fund
7/1/04		Federated Ohio Municipal Income Fund
7/1/04		Federated Pennsylvania Municipal Income Fund
7/1/04	Federated Short-Intermediate Duration Municipal Trust
7/1/04	Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.:
7/1/04		Federated Mortgage Fund
7/1/04		Federated Total Return Bond Fund
7/1/04		Federated Ultrashort Bond Fund
7/1/04	Federated U.S. Government Bond Fund
7/1/04	Federated U.S. Government Securities Fund: 1-3 Years
7/1/04	Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.:
7/1/04		Federated Emerging Market Debt Fund
7/1/04		Federated International Leaders Fund
7/1/04		Federated International Small-Mid Company Fund
Intermediate Municipal Trust:
7/1/04		Federated Intermediate Municipal Trust
Money Market Obligations Trust:
7/1/04		Federated Alabama Municipal Cash Trust
7/1/04		Federated Automated Cash Management Trust
7/1/04		Federated Automated Government Cash Reserves
7/1/04		Federated Automated Government Money Trust
7/1/04		Federated California Municipal Cash Trust
7/1/04		Federated Connecticut Municipal Cash Trust
12/1/04		Federated Capital Reserves Fund
12/1/04		Federated Government Reserves Fund
7/1/04		Federated Master Trust
12/1/04		Federated Municipal Trust
7/1/04		Federated Florida Municipal Cash Trust
7/1/04		Federated Georgia Municipal Cash Trust
7/1/04		Federated Government Obligations Fund
7/1/04		Federated Government Obligations Tax-Managed Fund
7/1/04		Federated Liberty U.S. Government Money Market Trust
7/1/04		Federated Massachusetts Municipal Cash Trust
7/1/04		Federated Michigan Municipal Cash Trust
7/1/04		Federated Minnesota Municipal Cash Trust
7/1/04		Federated Money Market Management
7/1/04		Federated Municipal Obligations Fund
7/1/04		Federated New Jersey Municipal Cash Trust
7/1/04		Federated New York Municipal Cash Trust
7/1/04		Federated North Carolina Municipal Cash Trust
7/1/04		Federated Ohio Municipal Cash Trust
7/1/04		Federated Pennsylvania Municipal Cash Trust
7/1/04		Federated Prime Cash Obligations Fund
7/1/04		Federated Prime Management Obligations Fund
7/1/04		Federated Prime Obligations Fund
7/1/04		Federated Prime Value Obligations Fund
7/1/04		Federated Tax-Free Obligations Fund
7/1/04		Federated Treasury Obligations Fund
7/1/04		Federated Trust for U.S. Treasury Obligations
7/1/04		Federated U.S. Treasury Cash Reserves
7/1/04		Federated Virginia Municipal Cash Trust
7/1/04		Tax-Free Money Market Fund

State Street Bank and Trust Company	By each of the Federated Funds set forth on Schedule A

By: /s/ Michael Rogers	By: /s/ John W. McGonigle
Name: Michael Rogers	Name: John W. McGonigle
Title: Executive Vice President	Title: Executive Vice President